UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 24, 2005




                    OCCUPATIONAL HEALTH + REHABILITATION INC
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             (Exact name of registrant as specified in its charter)



         Delaware                   0-21428                    13-3464527
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(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)            Identification No.)



      175 Derby Street, Suite 36, Hingham, Massachusetts      02043-5048
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             (Address of principal executive offices)         (Zip Code)




Registrant's telephone number, including area code:  (781) 741-5175
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          (Former name or former address, if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          The following information is being furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" of Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

          On August 24, 2005, Occupational Health + Rehabilitation Inc issued a press release announcing its financial results for the three and six months ended June 30, 2005. A copy of the press release is attached as Exhibit 99.1 to this report.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

                99.1 Press release issued by Occupational Health + Rehabilitation Inc dated August 24, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                OCCUPATIONAL HEALTH + REHABILITATION INC
                                (Registrant)


Date: August 24, 2005           By: /s/ John C. Garbarino
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                                John C. Garbarino
                                President and Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit
   No.    Description
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  99.1    Press release issued by Occupational Health + Rehabilitation Inc dated
          August 24, 2005